UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2024

INSPIRE VETERINARY PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41792	85-4359258
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

780 Lynnhaven Parkway, Suite 400 Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 734-5464

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	IVP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 28, Inspire Veterinary Partners, Inc. (the “Company”) entered into a securities purchase agreement (each a “Purchase Agreement”) with certain investors. Pursuant to the Purchase Agreement, the Company issued to certain investors two Increasing OID Senior Notes (each a “Note” and collectively the “Notes”) each for $250,000. The Notes have a maturity date of the earlier of December 26, 2024 or the consummation of a capital raise (the “Maturity Date”).

The Purchase Agreement contains a number of representations and warranties by the Company and the investors which are qualified by materiality or Material Adverse Effect as defined in the Purchase Agreement. The representations and warranties are customary for transactions of this nature and are subject to specified exceptions and qualification. The Purchase Agreement also contains customary confidentiality and indemnification provisions.

The Notes contain an original issue discount (“OID”) as follows: (i) fifteen percent (15%) if the Notes are satisfied and paid in full on or before the forty-fifth (45th) day after the Original Issue Date (as such term is defined in the Notes), (ii) twenty percent (20%) if the Notes are satisfied and paid in full after such 45th day but on or before the ninetieth (90th) day after the Original Issue Date, and (iii) thirty percent (30%) after such 90th day. The Notes can be prepaid at any time prior to the Maturity Date without any penalties.

The Notes must be repaid in full from any future capital raises (debt, equity or any other form of capital raise) of the Company. All of the funds from any capital raise must be used to repay the Notes until the Notes are repaid in full.

The Notes are convertible into shares of common stock of the Company, in full or in part, at any time after issuance at the discretion of the holder at a fixed conversion price of $0.03 per share (the “Fixed Conversion Price”).

If the Notes are not repaid by the Maturity Date the default provisions are as follow: (i) The Face Value (as such term is defined in the Notes) of the Notes will increase by 20% (to a 50% OID -- $1,000,000 Face Value); (ii) the conversion price of the Notes will become convertible at the lower of (a) the Fixed Conversion Price or (b) 20% discount to a 3-Day volume-weighted average price (the “Default Conversion Price”).

The Company must keep enough shares of common stock in reserve in order to facilitate the conversion of the Notes at the Default Conversion Price. Additionally, the Company agreed to lower the floor price of the existing Series A preferred stock to $0.01.

In the event a holder agrees to release the funds to the Company prior to the floor price on the Series A preferred stock being officially lowered and the Company then fails to officially lower the floor price within 7 calendar days, the Notes will be immediately considered in default.

The foregoing descriptions of the Purchase Agreement and Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Purchase Agreement and the form of Note, copies of which are attached as Exhibits 10.21 and 10.22 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02.

The sale and issuance to the investors of the notes, and the shares of common stock issuable upon conversion of the notes described in this this Current Report on Form 8-K have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and are being sold and issued by the Company to the Investor in privately negotiated transactions exempt from registration pursuant to Section 4(a)(2) under the Securities Act and Rule 506(b) of Regulation D promulgated thereunder. The Company expects to use the proceeds of the sale of the Notes for general working capital purposes and acquisitions.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company filed a second Certificate of Amendment to the Certificate of Designation of its Series A preferred stock with the Nevada Secretary of State (the “Amendment”). Pursuant to the Amendment, the floor price of the Company’s Series A preferred stock was lowered to $0.01. All other rights and preferences of the Series A preferred stock remain in full force and effect and were not modified by the Amendment.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 3.6 to this Current Report on Form 8-K and are incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding the Company’s current expectations. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, risks and uncertainties related to the satisfaction of customary closing conditions related to the sale and issuance of shares of Series A preferred stock pursuant to the Subscription Agreement. These and other risks and uncertainties are described more fully in the section captioned “Risk Factors” in the Company’s Registration Statement on Form S-1 (File No. 333- 276790), and in the Company’s other filings with the Commission. Forward-looking statements contained in this Current Report on Form 8-K are made as of the date hereof, and the Company undertakes no duty to update such information, except as required under applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.6	Second Amendment to the Certificate of Designation relating to the Series A Preferred Stock of Veterinary Partners Inc.
10.22	Form of Securities Purchase Agreement
10.23	Form of Increasing OID Senior Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2024	INSPIRE VETERINARY PARTNERS, INC.

	By:	/s/ Kimball Carr
	Name:	Kimball Carr
	Title:	President and Chief Executive Officer

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